                                ESCROW AGREEMENT

     This is an Escrow Agreement (the "Agreement") dated as of July 9, 1996, by and between DMI FURNITURE, INC., a Delaware corporation (the "Corporation"); DONALD D. DREHER, Chairman, President and Chief Executive Officer of the Corporation ("Dreher"); BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association with its principal office in Indianapolis, Indiana ("Bank One") and THE FIFTH THIRD BANK OF KENTUCKY, INC., a Kentucky banking corporation authorized to conduct a trust business (the "Agent") .

                                  RECITALS

     A. The Corporation considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Corporation's Board of Directors (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change-in-control of the Corporation may exist and that such a possibility, due to the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Corporation and its stockholders.

     B. The Board has determined that appropriate steps should be taken from time to time to reinforce and encourage the continued attention and dedication of members of the Corporation's management to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change-in-control of the Corporation, and to promote objectivity in the face of any pending change-in-control of the Corporation.

     C. Consistent with the foregoing purposes, the Corporation has entered into an Amendment to Employment Agreement and Officer Severance Agreement (the Severance Agreement") with Dreher, in his capacity as Chairman, President and Chief Executive of the Corporation, providing for the payment of certain benefits to Dreher upon the termination of his employment following a change-in-control of the Corporation.

     D. To better enable the Corporation to realize the intended benefit of the Severance Agreement, the Board wishes to establish appropriate arrangements to fund the payment of benefits payable to Dreher under the Severance Agreement in the event of a change-in-control of the Corporation.

     E. Bank One provides a credit facility to the Corporation, pursuant to an Amended and Restated Credit Agreement dated June 9, 1994, between the Corporation and Bank One, as subsequently amended (the "Credit Agreement").
The Corporation has requested that Bank One consent to the funding of the payment of benefits payable to Dreher under the Severance Agreement in the event of a change-in-control of the Corporation. Bank One has agreed to consent to the Corporation's funding of the payment of benefits payable to Dreher with moneys advanced under the Credit Agreement, for a period of 365 days, renewable thereafter with express written consent of Bank One, subject at all times to the terms of this Agreement and to the terms of the Credit Agreement.

     F. The Corporation has requested that the Agent serve as escrow agent hereunder and the Agent has agreed to so serve, pursuant to the terms hereof.

                                   AGREEMENT

     1. The Agent shall act as an escrow agent for the parties in accordance with the terms and provisions of this Agreement.


     2. Upon the execution of this Agreement, the Corporation shall deposit with the Agent an amount equal to not less than 50% of the amount of severance compensation set forth in Section 5(a) of the Severance Agreement (the "Escrowed
Funds").   Bank One agrees that the Corporation may provide the Escrowed Funds from moneys advanced to the Corporation under the Credit Agreement; provided, however, that Bank One's consent to the Corporation's use of such funds is for a period of 365 days from the date hereof, subject to extension only upon the express written agreement of Bank One and the Corporation, and subject at all times to the Corporation's compliance with the terms of this Agreement and the terms of the Credit Agreement.

     3. The Corporation hereby directs the Agent to invest the Escrowed Funds in liquid investments such that the Escrowed Funds may be distributed in accordance with paragraph 5 hereof. Such investments include short-term U.S. government securities, repurchase agreements secured by U.S. government securities, and/or deposits in an FDIC-insured bank, but NOT money market funds, corporate equity or debt securities, banker's acceptances, commercial paper, or municipal securities. This direction is a continuing investment direction unless the Corporation, Dreher and Bank One revoke it by a written instrument signed by all of them.

     4. The Agent shall have no discretion in determining whether a distribution of the Escrowed Funds shall be made, and the Agent shall make distributions of the Escrowed Funds as follows:

          (A) Any interest generated by the investment of the Escrowed Funds shall be paid directly to the Corporation at not less than quarterly intervals until the Escrowed Funds have been distributed as provided in Paragraph 4(B) or Paragraph 4(C) hereof.

          (B) If any Vice President, Secretary, Treasurer, director of the Corporation or Dreher delivers a certificate to the Agent (with copies to all other parties to this Agreement) stating that a "change in control" of the Corporation has occurred within the meaning of the Severance Agreement, the Agent promptly thereafter shall distribute the Escrowed Funds only as directed by Dreher, following presentment by Dreher of a certificate of Dreher stating that Dreher is entitled to payment of the Escrowed Funds under the terms of the Severance Agreement and that Dreher demands payment of the Escrowed Funds.

          (C) If, prior to a distribution of the Escrowed Funds pursuant to Paragraph 4(B) hereof, Bank One delivers a certificate to the Agent (with copies to all other parties to this Agreement) stating (i) that an "Event of Default" has occurred other than an Event of Default caused by a change in control of the Corporation and/or the distribution of the Escrowed Funds to Dreher or (ii) Bank One's consent to the Corporation's use of moneys advanced under the Credit Agreement to provide the Escrowed Funds pursuant to Paragraph 2 hereof has expired and has not been extended, the Agent promptly thereafter shall distribute the Escrowed Funds to Bank One.

          (D) If no distribution of the Escrowed Funds pursuant to Paragraph 4(B) or Paragraph 4(C) hereof has occurred on or before the tenth anniversary hereof, the Escrow Agent shall distribute the Escrowed Funds to the Corporation on the first business day following the tenth anniversary hereof, unless the Corporation, the Escrow Agent, Bank One and Dreher have agreed in writing to the extension of the term of this Agreement beyond the tenth anniversary.

     5. To the extent that all documents required by either Paragraph 4(B) or 4(C) have been presented to the Agent by 9 a.m. on a business day, the Agent shall make the distributions required thereby no later than the end of the following business day. To the extent that all documents required by either Paragraph 4(B) or 4(C) have been presented to the Agent after 9 a.m. on a business day, the Agent shall make the distributions required thereby no later than the end of the second business day following the date of presentment of documents. Distribution to Dreher pursuant to Paragraph 4(B) hereof shall be made in a lump sum in cash unless Dreher by written notice to the Corporation and Agent specifies distribution over a longer period. Distribution to Bank One pursuant to Paragraph 4(C) hereof shall be made in a lump sum in cash.

     6. If Dreher is entitled to distribution of the Escrowed Funds pursuant to Paragraph 4(B) hereof and he fails to survive the time of such payment, then the Agent is hereby ordered to distribute the Escrowed Funds to the designated beneficiaries of Dreher upon the presentation of the materials and evidence required by Paragraph 4(B).

     7. The Corporation shall pay the Agent an annual fee for its escrow services under this Agreement the amount of $1,000 per year. The Agent's fee shall be deducted from interest payable on the Escrowed Funds. Termination of this Agreement shall not relieve the Corporation of its obligation with respect to payment of the Agent's fee.

     8. The Agent may confer with counsel about any question relating to its duties and responsibilities under this Agreement and shall not be liable for any act or failure to act performed in good faith on the advice of counsel. The Agent shall be protected in acting upon any certificate, statement, request, consent, agreement, or other instrument in writing (not only as to its execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information it contains) that it in good faith believes to be valid and to have been signed or presented by a proper person or persons. The Agent shall not be liable or responsible for any act or failure to act in good faith, it being expressly agreed that the Agent's liability under this Agreement shall be limited solely to negligence or willful misconduct on its part.

     9. The Agent is not a party to, and shall not be bound by, any contract between the Corporation and Dreher. The Agent shall act as depository only and shall not be required to take notice of any default or pledge or warranty under any contract between the Corporation and Dreher.

     10. The Agent shall be indemnified by the Corporation for all reasonable attorneys' fees (other than fees incurred in connection with preparation of this Agreement), costs, damages, expenses, and liabilities that, in good faith and without fault by the Agent, the Agent may incur in connection with the performance of its duties under this Agreement. The indemnification provided to Agent hereby shall survive the termination of this Agreement.

     11. This Agreement shall terminate upon the earlier of (i) the completion of the events described in paragraphs 4 and 5 hereof or (ii) the tenth anniversary hereof, unless prior to the tenth anniversary hereof, all parties hereto have agreed in writing to the extension of the term hereof.

     12. All notices and communications under this Agreement shall be in writing and shall be deemed given when deposited in the United States mail, certified, return-receipt requested and postage prepaid, or upon actual receipt thereof; provided, however, that all certificates and other communications required to be given by paragraph 4(B) or 4(C) hereof shall additionally be given by fax, at the telephone fax number listed below:

          (i) If to the Corporation, addressed to:

               DMI Furniture, Inc.
               One Oxmoor Place
               101 Bullitt Lane
               Louisville, Kentucky 40222
               Attn: Corporate Secretary
               Fax: (502) 429-6285

          (ii) If to the Agent, addressed to:

               The Fifth Third Bank of Kentucky, Inc.
               401 S. Fourth Avenue
               Louisville, Kentucky 40202
               Attn: Philip R. McHugh
               Senior Vice President - Trust Division
               Fax: (502) 562-5552

               with a copy to

               The Fifth Third Bank of Kentucky, Inc.
               401 S. Fourth Avenue
               Louisville, Kentucky 40202
               Attn: Darrell Mitchell
               Vice President and General Counsel
               Fax: (502) 562-5513

          (iii)If to Bank One, addressed to:

               Bank One, Indianapolis, NA
               Bank One Center/Tower, Suite 1911
               111 Monument Circle
               PO Box 7700
               Indianapolis, IN 46277-0119
               Attn: Manager, Regional Banking Department B
               Fax: (317) 321-8830

          (iv) If to Dreher, addressed to:

               Mr. Donald Dreher
               DMI Furniture, Inc.
               One Oxmoor Place
               101 Bullitt Lane
               Louisville, Kentucky 40222
               Fax: (502) 429-6285

Any party may change the designated address by giving written notice to the other party.

     13. This Agreement may only be modified, amended, or terminated by a writing signed by all parties hereto.

     14. The rights created by this Agreement shall inure to the benefit of, and the obligations created hereby shall be binding on, the parties and their successors and assigns.

     15.  This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement dated as of July 9, 1996, but actually on the dates set forth below.

DMI FURNITURE, INC.                     DONALD D. DREHER

By:/s/Illegible                         By:/s/Donald D. Dreher
   ----------------------------            --------------------------------
Title: VP & CFO                         Date: 7/15/96
       Secretary/Treasurer
   ----------------------------            --------------------------------
Date:  7/15/96
     --------------------------

BANK ONE, INDIANAPOLIS, NA              THE FIFTH THIRD BANK OF KENTUCKY INC.

By:/s/D. Kelly Queisser                 By:/s/Annamarie Illegible
   ----------------------------            --------------------------------
Title: Vice President                   Title: Assistant Vice President
   ----------------------------            --------------------------------
Date:  7/16/96                           Date: 7/15/96
   ----------------------------            --------------------------------

                         ESCROW AGREEMENT

    This is an Escrow Agreement (the "Agreement") dated as of July 9, 1996, by and between DMI FURNITURE, INC., a Delaware corporation (the "Corporation"); JOSEPH G. HILL, Vice President of Finance and Chief Financial Officer of the Corporation("Hill"); BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association with its principal office in Indianapolis, Indiana ("Bank One") and THE FIFTH THIRD BANK OF KENTUCKY, INC., a Kentucky banking corporation authorized to conduct a trust business (the "Agent") .

                             RECITALS

     A. The Corporation considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Corporation's Board of Directors (the "Board") recognizes that, as is the case with many publicly held corporations, the possibility of a change-in-control of the Corporation may exist and that such a possibility, due to the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Corporation and its stockholders.

     B. The Board has determined that appropriate steps should be taken from time to time to reinforce and encourage the continued attention and dedication of members of the Corporation's management to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change-in-control of the Corporation, and to promote objectivity in the face of any pending change-in-control of the Corporation.

     C. Consistent with the foregoing purposes, the Corporation has entered into an Amendment to Employment Agreement and Officer Severance Agreement (the Severance Agreement") with Hill, in his capacity as Vice President of Finance and Chief Financial Officer of the Corporation, providing for the payment of certain benefits to Hill upon the termination of his employment following a change-in-control of the Corporation.

     D. To better enable the Corporation to realize the intended benefit of the Severance Agreement, the Board wishes to establish appropriate arrangements to fund the payment of benefits payable to Hill under the Severance Agreement in the event of a change-in-control of the Corporation.

     E. Bank One provides a credit facility to the Corporation, pursuant to an Amended and Restated Credit Agreement dated June 9, 1994, between the Corporation and Bank One, as subsequently amended (the "Credit Agreement").
The Corporation has requested that Bank One consent to the funding of the payment of benefits payable to Hill under the Severance Agreement in the event of a change-in-control of the Corporation. Bank One has agreed to consent to the Corporation's funding of the payment of benefits payable to Hill with moneys advanced under the Credit Agreement, for a period of 365 days, renewable thereafter with express written consent of Bank One, subject at all times to the terms of this Agreement and to the terms of the Credit Agreement.


                                      E-59                         Page 100

     F. The Corporation has requested that the Agent serve as escrow agent hereunder and the Agent has agreed to so serve, pursuant to the terms hereof.

                                   AGREEMENT

     1. The Agent shall act as an escrow agent for the parties in accordance with the terms and provisions of this Agreement.

     2. Upon the execution of this Agreement, the Corporation shall deposit with the Agent an amount equal to not less than 50% of the amount of severance compensation set forth in Section 5(a)of the Severance Agreement (the "Escrowed Funds"). Bank One agrees that the Corporation may provide the Escrowed Funds from moneys advanced to the Corporation under the Credit Agreement; provided, however, that Bank One's consent to the Corporation's use of such funds is for a period of 365 days from the date hereof, subject to extension only upon the express written agreement of Bank One and the Corporation, and subject at all times to the Corporation's compliance with the terms of this Agreement and the terms of the Credit Agreement.

     3. The Corporation hereby directs the Agent to invest the Escrowed Funds in liquid investments such that the Escrowed Funds may be distributed in accordance with paragraph 5 hereof. Such investments include short-term U.S. government securities, repurchase agreements secured by U.S. government securities, and/or deposits in an FDIC-insured bank, but NOT money market funds, corporate equity or debt securities, banker's acceptances, commercial paper, or municipal securities. This direction is a continuing investment direction unless the Corporation, Hill and Bank One revoke it by a written instrument signed by all of them.

     4. The Agent shall have no discretion in determining whether a distribution of the Escrowed Funds shall be made, and the Agent shall make distributions of the Escrowed Funds as follows:

          (A) Any interest generated by the investment of the Escrowed Funds shall be paid directly to the Corporation at not less than quarterly intervals until the Escrowed Funds have been distributed as provided in Paragraph 4(B) or Paragraph 4(C)hereof.

          (B) If any Vice President, Secretary, Treasurer, director of the Corporation or Hill delivers a certificate to the Agent (with copies to all other parties to this Agreement) stating that a "change in control" of the Corporation has occurred within the meaning of the Severance Agreement, the Agent promptly thereafter shall distribute the Escrowed Funds only as directed by Hill, following presentment by Hill of a certificate of Hill stating that Hill is entitled to payment of the Escrowed Funds under the terms of the Severance Agreement and that Hill demands payment of the Escrowed Funds.

          (C) If, prior to a distribution of the Escrowed Funds pursuant to Paragraph 4(B) hereof, Bank One delivers a certificate to the Agent (with copies to all other parties to this Agreement) stating (i) that an "Event of Default" has occurred other than an Event of Default caused by a change in control of the Corporation and/or the distribution of the Escrowed Funds to Hill or (ii) Bank One's consent to the Corporation's use of moneys advanced under the Credit Agreement


                                      E-60                      Page 101
to provide the Escrowed Funds pursuant to Paragraph 2 hereof has expired and has not been extended, the Agent promptly thereafter shall distribute the Escrowed Funds to Bank One.

          (D) If no distribution of the Escrowed Funds pursuant to Paragraph 4(B) or Paragraph 4(C) hereof has occurred on or before the tenth anniversary hereof, the Escrow Agent shall distribute the Escrowed Funds to the Corporation on the first business day following the tenth anniversary hereof, unless the Corporation, the Escrow Agent, Bank One and Hill have agreed in writing to the extension of the term of this Agreement beyond the tenth anniversary.

     5. To the extent that all documents required by either Paragraph 4(B) or 4(C) have been presented to the Agent by 9 a.m. on a business day, the Agent shall make the distributions required thereby no later than the end of the
following business day.   To the extent that all documents required by either
Paragraph 4(B) or 4(C) have been presented to the Agent after 9 a.m. on a business day, the Agent shall make the distributions required thereby no later than the end of the second business day following the date of presentment of documents. Distribution to Hill pursuant to Paragraph 4(B) hereof shall be made in a lump sum in cash unless Hill by written notice to the Corporation and Agent specifies distribution over a longer period. Distribution to Bank One pursuant to Paragraph 4(C) hereof shall be made in a lump sum in cash.

     6. If Hill is entitled to distribution of the Escrowed Funds pursuant to Paragraph 4(B) hereof and he fails to survive the time of such payment, then the Agent is hereby ordered to distribute the Escrowed Funds to the designated beneficiaries of Hill upon the presentation of the materials and evidence required by Paragraph 4(B).

     7. The Corporation shall pay the Agent an annual fee for its escrow services under this Agreement the amount of $1,000 per year. The Agent's fee shall be deducted from interest payable on the Escrowed Funds. Termination of this Agreement shall not relieve the Corporation of its obligation with respect to payment of the Agent's fee.

     8. The Agent may confer with counsel about any question relating to its duties and responsibilities under this Agreement and shall not be liable for any act or failure to act performed in good faith on the advice of counsel. The Agent shall be protected in acting upon any certificate, statement, request, consent, agreement, or other instrument in writing (not only as to its execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information it contains) that it in good faith believes to be valid and to have been signed or presented by a proper person or persons. The Agent shall not be liable or responsible for any act or failure to act in good faith, it being expressly agreed that the Agent's liability under this Agreement shall be limited solely to negligence or willful misconduct on its part.

     9. The Agent is not a party to, and shall not be bound by, any contract between the Corporation and Hill. The Agent shall act as depository only and shall not be required to take notice of any default or pledge or warranty under any contract between the Corporation and Hill.

     10. The Agent shall be indemnified by the Corporation for all reasonable attorneys' fees (other than fees incurred in connection with preparation of this Agreement), costs, damages, expenses, and liabilities that, in good faith and without fault by the Agent, the Agent may incur in connection with the performance of its duties under this Agreement. The indemnification provided to Agent hereby shall survive the termination of this Agreement.


                                      E-61                        Page 102

     11. This Agreement shall terminate upon the earlier of (i) the completion of the events described in paragraphs 4 and 5 hereof or (ii) the tenth anniversary hereof, unless prior to the tenth anniversary hereof, all parties hereto have agreed in writing to the extension of the term hereof.

     12. All notices and communications under this Agreement shall be in writing and shall be deemed given when deposited in the United States mail, certified, return-receipt requested and postage prepaid, or upon actual receipt thereof; provided, however, that all certificates and other communications required to be given by paragraph 4(B) or 4(C) hereof shall additionally be given by fax, at the telephone fax number listed below:

          (i) If to the Corporation, addressed to:

                    DMI Furniture, Inc.
                    One Oxmoor Place
                    101 Bullitt Lane
                    Louisville, Kentucky 40222
                    Attn: Corporate Secretary
                    Fax: (502) 429-6285

          (ii) If to the Agent, addressed to:

                    The Fifth Third Bank of Kentucky, Inc.
                    401 S. Fourth Avenue
                    Louisville, Kentucky 40202
                    Attn: Philip R. McHugh
                    Senior Vice President - Trust Division
                    Fax: (502) 562-5552

                    with a copy to

                    The Fifth Third Bank of Kentucky, Inc.
                    401 S. Fourth Avenue
                    Louisville, Kentucky 40202
                    Attn: Darrell Mitchell
                    Vice President and General Counsel
                    Fax: (502) 562-5513

          (iii) If to Bank One, addressed to:

                    Bank One, Indianapolis, NA
                    Bank One Center/Tower, Suite 1911
                    111 Monument Circle
                    PO Box 7700
                    Indianapolis, IN 46277-0119
                    Attn: Manager, Regional Banking Department B
                    Fax: (317) 321-8830

          (iv) If to Hill, addressed to:


                                      E-62                       Page 103

                    Mr. Joseph G. Hill
                    DMI Furniture, Inc.
                    One Oxmoor Place
                    101 Bullitt Lane
                    Louisville, Kentucky 40222
                    Fax: (502) 429-6285

Any party may change the designated address by giving written notice to the other party.

     13. This Agreement may only be modified, amended, or terminated by a writing signed by all parties hereto.

     14. The rights created by this Agreement shall inure to the benefit of, and the obligations created hereby shall be binding on, the parties and their successors and assigns.

     15.  This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have executed this agreement dated as of July 9, 1996, but actually on the dates set forth below.

DMI FURNITURE, INC.                JOSEPH G. HILL

By:/s/ Donald D. Dreher            By:/s/ Joseph G. Hill

   --------------------               --------------------
Title:  President & CEO              Date:  7/15/96
   --------------------               --------------------

Date:  7/15/96
   --------------------

BANK ONE, INDIANAPOLIS, NA         THE FIFTH THIRD BANK OF KENTUCKY
                                          INC.

By:/s/ D. Kelly Queisser            By:/s/ illegible
   ---------------------               -------------------------
Title:  Vice President               Title:  Assistant Vice President
   --------------------               --------------------------------

Date:  7/16/96                       Date:  7/15/96
   --------------------               --------------------

                                      E-63                         Page 104